Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9599%


        Excess Protection Level
        3 Month Average   6.59%
          May, 1999   7.72%
          April, 1999   5.22%
          March, 1999   6.83%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    6.85%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,922,256,702.87